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Exhibit 10.66

Insourcing Agreement

This Insourcing Agreement (this “Agreement”) is made as of this 28th day of November 2016 (the “Effective Date”) by and between Iridium Satellite LLC, a Delaware limited liability company (“Iridium”) with offices at 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102 and The Boeing Company, acting through its Satellite Systems business, a Delaware corporation, with offices located at 13100 Space Center Blvd, Houston, TX 77059 (hereinafter referred to as “Boeing”). Iridium and Boeing shall be referred to hereinafter individually as a “Party,” or together as the “Parties.”

RECITALS:

A.WHEREAS, Iridium operates a mobile voice and data satellite communications network that spans the entire globe;

B.WHEREAS, Boeing is a satellite manufacturer, and also provides satellite operations and grounds systems support services;

C.WHEREAS, since 2000, a predecessor and multiple affiliates of Iridium have contracted for Boeing to provide certain operations and maintenance services for the Iridium satellite constellation and ground systems (the “Iridium Program”);

D.WHEREAS, Boeing provides other services for Iridium under multiple contracts that Iridium has in place with commercial and U.S. Government customers;

E.WHEREAS, Iridium desires to bring in-house and perform operations and maintenance services for the Iridium satellite constellation and ground systems previously performed by Boeing (as provided in this Agreement, the “Insourcing”); and

F.WHEREAS, in order to accomplish the Insourcing, Iridium has asked Boeing (1) to consent to early termination of existing operations and maintenance services agreements in place between Iridium and Boeing and (2) to assist Iridium in its efforts to offer employment to a specified subset of Boeing employees currently supporting the Iridium program.

NOW THEREFORE, in consideration of the foregoing premises, the mutual promises, covenants and conditions contained herein, and other good and valuable consideration acknowledged by the Parties, the Parties hereto, intending to be legally bound, agree as follows:

1.	Definitions.

Capitalized terms used in this Agreement without definition shall have the meaning ascribed to them in Exhibit A.

2.	Scope of the Agreement. As provided in and subject to the terms and conditions hereof:
2.1

The Parties agree that, in an effort, among other things, to assist Iridium in meeting internal affordability objectives, they will work together to support the Insourcing. As part of the Insourcing, the Parties will work together to terminate existing operations and maintenance services agreements in place between the Parties (referred to herein as the “Commercial Agreements”) as of the Insourcing Date. Iridium will make employment offers to the one-hundred and thirty-nine (139)

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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existing Boeing employees that support the Iridium Program identified on Exhibit B-1 (“Covered Employees”). [***].
2.2	Additionally, the Parties will work together to:
(1)	[***]; and
(2)	Create a communications plan for this transaction.
3.	Insourcing.
3.1

Employees.  Iridium and Boeing shall take the steps and perform the obligations specified in Exhibit B, so as to facilitate the employment, effective upon the Insourcing Date, of the Covered Employees by Iridium, , all subject to and as provided in Exhibit B.  In the event that [***] Iridium and Boeing agree to [***].

3.2	Contractors. With respect to the subcontractors listed on Exhibit C, Boeing agrees to [***].
3.3

U.S. Government Indemnification.  Iridium and Boeing agree to jointly give any notices to third parties required as a result of this transaction pursuant to the agreement entered into by a predecessor of Iridium with the U.S. Government entitled Indemnification Contract (DCA100-01-C-3001), as amended on September 10, 2010.

3.4	[***] Agreement. Iridium agrees to [***]. Iridium and Boeing agree to [***]. To that end, Iridium agrees to [***]. Alternatively, should [***] Iridium agrees to [***].
3.5

Commercial Agreements; Development Services Agreement. Iridium and Boeing agree that subject to the Insourcing and effective upon the Insourcing Date, all of the Commercial Agreements listed on Exhibit D-1 (the “Existing Agreements”), and all task orders thereunder, shall be terminated.  Prior to or on the Insourcing Date, Iridium and Boeing agree to enter into an agreement for the future provision of certain services by Boeing to Iridium substantially in the form of Exhibit D-2 (the “Development Services Agreement” or “DSA”).  The Parties agree that the DSA will include the key terms set in Exhibit F without revision. In conjunction with execution of the Development Services Agreement, Boeing and Iridium shall [***]. The Parties will [***].

3.6	Communications plan. Iridium and Boeing agree to cooperate and coordinate on the implementation of communications related to the Insourcing, as provided in Exhibit G.
4.	Payment.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.1	Charge. Iridium shall pay Boeing $5.5 million in two installments: $2.75 million on December 30, 2016 and $2.75 million on December 29, 2017.
4.2

Other charges. Except for other payment requirements specified in this Agreement and other payment requirements specifically provided in the Development Services Agreement (including [***]), the foregoing constitutes the total consideration payable to Boeing under this Agreement and no other fees or charges of any kind whatsoever shall be payable or reimbursable under this Agreement in respect of either party’s performance of its obligations hereunder, provided however, that the foregoing shall in no way relieve Iridium of any payment obligation for services owed or becoming due pursuant to the Existing Agreements or the Development Services Agreement.

5.	Representations and Warranties.
5.1	Authority.
5.1.1	Boeing represents and warrants to Iridium that:
a.

Boeing has all requisite power and authority, and has taken all action necessary, to sign and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  This Agreement has been duly signed and delivered by Boeing and, assuming that this Agreement is the valid and binding obligation of Iridium, is a legal, valid and binding obligation of Boeing enforceable against Boeing in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights generally or by equitable principles (whether considered in an action at law or in equity).

b.

No notice to, declaration, filing or registration with, or authorization, consent or approval of, or permit from, any domestic or foreign governmental or regulatory body or authority, or any other Person, is required to be made or obtained by Boeing in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein. Neither the execution nor delivery by Boeing of this Agreement, nor the consummation of the transactions contemplated hereby will result in a violation of or conflict with any Applicable Law, order, arbitration award, judgment, decree or other similar restriction to which Boeing is subject.

5.1.2	Iridium represents and warrants to Boeing that:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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a.

Iridium has all requisite power and authority, and has taken all action necessary, to sign and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  This Agreement has been duly signed and delivered by Iridium and, assuming that this Agreement is the valid and binding obligation of Boeing, is a legal, valid and binding obligation of Iridium enforceable against Iridium in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights generally or by equitable principles (whether considered in an action at law or in equity).

b.

No notice to, declaration, filing or registration with, or authorization, consent or approval of, or permit from, any domestic or foreign governmental or regulatory body or authority, or any other Person, is required to be made or obtained by Iridium in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein. Neither the execution nor delivery by Iridium of this Agreement, nor the consummation of the transactions contemplated hereby will result in a violation of or conflict with any Applicable Law, order, arbitration award, judgment, decree or other similar restriction to which Iridium is subject.

6.	Limit of Liability.
6.1

Limitation on Damages. EXCEPT FOR [***] IRIDIUM [***] RESPECTIVE DIVISIONS, SUBSIDIARIES, THE ASSIGNEES OF [***], AFFILIATES, SUBCONTRACTORS, AND SUPPLIERS NOR [***] RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS SHALL HAVE ANY OBLIGATION OR LIABILITY TO [***] HEREUNDER FOR [***].

6.2

For the purpose of this section, each Party includes the Party, its divisions, subsidiaries, the assignees of each, subcontractors, suppliers and affiliates, and their respective directors, officers, employees and agents.

7.	Indemnification.
7.1

Iridium Employment Indemnification.  Iridium shall pay, defend, indemnify and hold harmless Boeing and Boeing’s Indemnitees from and against any Claim based on any allegations by the Covered Employees related to (i) a violation of any Applicable Law for the protection of persons or members of a protected class or category of persons by Iridium, including unlawful discrimination that occur after

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the time the applicable Covered Employee becomes an employee of Iridium; (ii) work-related injury, except as may be covered by Iridium’s workers’ compensation plan for injuries, caused by Iridium, that occur after the applicable Covered Employee becomes an employee of Iridium, or death caused by Iridium after the time the applicable Covered Employee becomes an employee of Iridium; (iii) employee benefits of Iridium vested or otherwise owed by Iridium to Covered Employees; (iv) any misrepresentations, oral or written, made by Iridium to Covered Employees in connection with the transaction contemplated hereby; and (v) any other aspect of the employment relationship with Iridium or termination thereof by Iridium (including Claims for breach of an express or implied contract of employment).

7.2	[***] Indemnification. [***] shall pay, defend, indemnify and hold harmless [***] and [***] Indemnitees from and against any Claim based on [***].
7.3	Procedures.
7.3.1

The party claiming indemnification for any third party claim covered by this Article 7 (the “Indemnified Party”) shall give prompt written notice thereof to the other party from whom indemnification is sought (the “Indemnifying Party”).

7.3.2	Failure to give prompt notice shall not affect the indemnification obligations hereunder in the absence of actual prejudice to the Indemnifying Party.
7.3.3

The Indemnifying Party shall have the right at its own expense to participate in or, if the Indemnifying Party, within thirty (30) days after its receipt of the Indemnified Party’s written notice of a claim pursuant to Section 7.3.1 acknowledges in writing its indemnification responsibility for such claim and so elects, to assume control of the defense of such claim with counsel reasonably acceptable to the Indemnified Party.

7.3.4	If the Indemnifying Party has assumed control of the defense of any such claim, the Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party.
7.3.5

If the Indemnifying Party has assumed control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by Indemnified Party, and the Indemnified Party shall have the right to participate in the defense of such claim at its own expense.

7.3.6	Notwithstanding the foregoing, if (i) the Indemnifying Party does not promptly assume the defense of any such claim following notice of its

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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election to do so, or (ii) the Indemnified Party reasonably concludes that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party and which could reasonably be expected to result in a conflict of interest or prejudice to the Indemnified Party if both parties were represented by the same counsel, then the Indemnified Party shall have the right to undertake the defense and settlement of such claim with counsel of its own choosing.  No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

8.

Confidentiality. The Parties agree that all Proprietary Information shared under this Agreement shall be subject to and protected under the terms and conditions of the agreements set forth in Exhibit E.

9.	Dispute Resolution.
9.1

Dispute Resolution Procedure.  In the event of any dispute, controversy or claim arising out of, in connection with or relating to this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, breach or termination (a “Dispute”), it shall be resolved as specified in this Article 9.

9.1.1

Upon the written request of either Party, each of the Parties shall appoint a designated representative who, in the case of Iridium, shall be an Executive Vice President (or more senior corporate officer), and in the case of Boeing, a Vice President (or more senior corporate officer), or their designee, who does not devote substantially all of his or her time to performance under this Agreement, to meet for the purpose of endeavoring to resolve such dispute. Such representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute promptly and without the necessity of any formal proceeding relating thereto.  No agreement achieved or settlement offer made under this dispute resolution process shall be binding on either Party unless set forth in a writing executed by the Parties hereto.

9.1.2

If any Dispute arises between the Parties, and the Dispute has not been resolved by the designated representatives within ten (10) Business Days after being referred to them in accordance with Section 9.1.1, or such longer period as agreed to in writing by the Parties, each Party shall, have the right to commence a proceeding as provided in Section 9.2.

9.2	Arbitration.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.2.1

Subject to Section 9.1 and 9.3, any Dispute shall be finally resolved by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and Mediation Procedures (the “AAA Rules”).  Claims shall be heard by a single arbitrator.

9.2.2	The place of arbitration shall be Los Angeles, California.
9.2.3

Hearings will take place pursuant to the standard procedures of the Commercial Arbitration Rules and Mediation Procedures that contemplate in person hearings.  Notwithstanding any provision to the contrary in the AAA Rules, each party shall bear its own costs and expenses and an equal share of the arbitrators’ and administrative fees and costs of the arbitration.  The parties agree that failure or refusal of a party to pay its required share of the deposits for arbitrator compensation or administrative charges shall constitute a waiver by that party to present evidence or cross-examine witness.  In such event, the other party shall be required to present evidence and legal argument as the arbitrator may require for the making of an award.  Such waiver shall not allow for a default judgment against the non-paying party in the absence of evidence presented as provided for above.

9.2.4

The award of the arbitrator shall be final and binding.  The award shall be accompanied by a reasoned opinion.  The arbitrator shall not award any damages that have been excluded by the terms of this Agreement, except as may be required by statute. Judgment on the award may be entered in any court having jurisdiction thereof.

9.2.5

Except as may be required by law or as necessary for permissible court proceedings, such as proceedings to recognize or enforce an award, neither a Party nor the arbitrator may disclose the existence, content, or the results or any award of any arbitration hereunder without the prior written consent of both Parties. Any information submitted during arbitration, any documents submitted in connection with it, any oral submissions or testimony, or transcripts, or the results or any award of any arbitration hereunder without the prior written consent of both Parties.

9.2.6	The rule titled “Emergency Measures of Protection” shall not apply.
9.3

Injunctive Relief.  Notwithstanding the foregoing, neither party shall be obligated to follow the procedures set forth in Sections 9.1 or 9.2 to seek injunctive relief.  The parties agree that all actions and proceedings for such relief shall be brought in any state or federal court  of competent jurisdiction and the parties hereby consent

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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to such venue and to the jurisdiction of such courts over the subject matter of such proceeding and themselves.
10.

Non-solicitation. Except as permitted pursuant to Section 3.1, from the date hereof until twelve (12) months after the Insourcing Date, neither party shall knowingly and directly solicit for employment or as an independent contractor any person employed by the other, if such person was involved in the performance of the services that are the subject of this Agreement.  This provision (1) shall not preclude employees of either party from independently pursuing employment opportunities with the other party on their own initiative or in response to general solicitations, including but not limited to job postings published in newspapers, trade publications or websites, and (2) [***].

11.	Miscellaneous.
11.1

Amendments. This Agreement may not be amended, modified, or terminated, other than as specifically provided herein, and none of its provisions may be waived, except in writing signed by an authorized representative of both Parties. The failure by either Party to exercise any of its rights in one instance will not be deemed a waiver of such rights in the future or a waiver of any other rights under this Agreement.

11.2

Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either of the Parties hereto without the prior written consent, which shall not be unreasonably withheld, of the other Party hereto, and any such assignment without such prior written consent shall be null and void.  The Parties agree that such consent shall not be required for assignments or delegations by a Party to its Affiliates.

11.3

Entire Agreement. This Agreement, together with all Exhibits hereto, constitutes the entire agreement between the Parties and supersedes all prior understandings, commitments, and representations, with respect to the subject matter hereof.

11.4

Governing law. This Agreement and all disputes, claims or controversies arising out of, in connection with or relating to this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, breach or termination, shall be governed by and construed in accordance with the laws of the State of New York but without regard to its conflict of law rules.

11.5

Interpretation. Section numbers and captions are provided for convenience of reference and do not constitute a part of this Agreement.  Any references to a particular Section of this Agreement shall be deemed to include reference to any and all subsections thereof.  Any reference to an Exhibit shall be to such Exhibit to

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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this Agreement, unless otherwise expressly provided. This Agreement is the result of negotiation between the Parties. The Parties agree that neither Party shall be deemed to be the drafter of this Agreement, and further that in the event that this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against either Party as the drafter of this Agreement. Except as expressly set forth in this Agreement, neither Boeing nor Iridium has relied on the representations of the other Party in entering into this Agreement. Iridium and Boeing are knowledgeable commercial Parties in the subject matter of this Agreement, which the Parties negotiated at arms’ length.

11.6

Notice.  Any notice or other document or communication required or permitted hereunder to the Parties hereto shall be deemed to have been duly given only if in writing and delivered by any of the following methods:  (i) certified U.S. mail, return receipt requested, postage prepaid, to the address of the receiving party as set forth below or such other address as such party may dictate according to the notice provisions hereof (for notice being transmitted entirely within the United States); (ii) overnight courier service by Federal Express or other international courier of similar standing and reputation to the address of the receiving party as set forth below or such other address as such party may dictate according to the notice provisions hereof; or (iii) hand delivery to the person specified below or any other person so designated according to the notice provisions hereof; with a copy of all such notices delivered to counsel specified below or as such party may dictate in accordance with the notice provisions hereof.  Notices shall be deemed delivered when received by the party being notified.  Notice addresses are as follows:  For Boeing: The Boeing Company, 13100 Space Center Blvd, Houston, TX 77059, attention: [***]; and for Iridium: Iridium Satellite LLC , 1750 Tysons Boulevard, Suite 1400, Mclean, VA 22102, attention: Chief Legal Officer.

11.7

Relationship of the Parties. This Agreement shall not constitute, give effect to, or otherwise imply a joint venture, partnership, or formal business organization of any kind between the Parties, and the rights and obligations of both Parties shall be only those expressly set forth herein. In performing any obligation created under this Agreement, the Parties agree that each Party is acting as an independent contractor and not as an employee or agent of the other Party. Neither Party has any authority hereunder to assume or create any obligation or responsibility, expressed or implied, on behalf or in the name of the other Party or to bind the other Party in any way whatsoever.

11.8

Release of Information. Except as may be required by applicable law or by the rules of any national securities exchange or registered securities association, neither Party shall, without the prior written consent of the other, which consent shall not be unreasonably withheld, use the name and trademarks of the other Party or any

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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adaptation thereof, in any publicity, advertising, press releases, marketing activities, promotional or sales literature, or on any public web site.
11.9

Severability. In the event any part of this Agreement is declared legally invalid or unenforceable by an authorized judicial body, this Agreement shall be ineffective only to the extent of such invalidity or unenforceability, and such invalidity or enforceability shall not affect the remaining provisions of this Agreement, and the Parties shall negotiate in good faith to replace the invalid or unenforceable provision(s) with a provision that is valid and enforceable and come nearest to the intention of the Parties underlying the invalid or unenforceable provisions.

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their duly authorized officers as of the Effective Date.

IRIDIUM SATELLITE LLC

By:  /s/ Matthew J. Desch

Name:  Matthew J. Desch

Title:CEO

THE BOEING COMPANY

By:  /s/ [***]

Name:  [***]

Title:[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit A

Contract Definitions

“AAA Rules” has the meaning specified in Section 9.2.1.

“Affiliate” of an entity means any entity which, directly or indirectly, controls, is controlled by or is under common control with such entity, where control means the ability to direct the affairs of an entity through ownership of voting interest, contract rights or otherwise.

“Agreement” has the meaning specified in the introduction.

“Applicable Laws” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, all United States or foreign laws (including, but not limited to, any environmental laws), treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any Governmental Authority, including all voluntary compacts between Iridium (or its predecessor or Affiliates) and a Governmental Authority and all statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county, municipal, regional, environmental or other Governmental Authority (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or (ii) having jurisdiction over all or any part of any service provided or to be performed pursuant to the terms of this Agreement.  For the avoidance of doubt, “Applicable Laws” includes, without limitation, laws and regulations governing workplace safety, wages and hours, antidiscrimination, environmental protection, and import/export compliance.

“Boeing” has the meaning specified in the introduction.

“Business Days” means any weekday other than a day designated as a holiday under the then applicable Iridium holiday schedule.

“Claims” means any and all actions, causes of action, liabilities, claims, suits, judgments, liens, awards and damages of any kind and nature whatsoever.

“Commercial Agreements” is defined in Article 2.

“Contract Agency” means a third party entity that employs or contracts with individuals and provides their services to Boeing or Iridium (or its Affiliates) such that such individual is not an employee of Boeing or Iridium or its Affiliates.

“Contractor” means an individual engaged to perform services for Iridium or Boeing as an independent contractor and not an employee, whether employed by a Contract Agency or contracted directly to Boeing or Iridium (or its Affiliates).

“Covered Contractors” means the Contractors listed on Exhibit C.

“Covered Employees” is defined in Article 2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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“Covered Services” means any services performed by or on behalf of Boeing by any of the Covered Employees or Covered Contractors as of the date hereof or prior to the Insourcing Date.

“Development Services Agreement” is defined in Section 3.5.

“Dispute” has the meaning specified in Section 9.1.

“Effective Date” has the meaning specified in the introduction.

“Existing Agreements” has the meaning specified in Section 3.4.

“Governmental Authority” means any federal, state, municipal, local, territorial, multi-jurisdictional, or other government department, regulatory authority, judicial or administrative body, domestic, international or foreign, including, without limitation, any court, arbitrator, governmental agency or authority, instrumentality, or other body.

“Indemnified Party” has the meaning specified in Section 7.3.1.

“Indemnifying Party” has the meaning specified in Section 7.3.1.

“Indemnitees” means, with respect to a party entitled to indemnification hereunder, such party and its Affiliates, and the officers, directors, elected and appointed officials, employees, agents, successors, and assigns of each of the foregoing.

“Intellectual Property” means tangible and intangible work product, ideas, concepts, know-how and information and the writings in which any of the same are fixed (including, without limitation, all reports, Software, systems, routines, data models, technical data, processes, designs, code and documentation and systems, concepts and business information) and all proprietary rights (including, without limitation, rights under patent, copyright, trade secret and other similar laws) therein.

“Insourcing” has the meaning specified in the recitals.

“Insourcing Date” means the date set pursuant to Exhibit B as the initial date of employment by Iridium for the Covered Employees.

“Iridium” has the meaning specified in the introduction.

“Iridium Program” has the meaning specified in the recitals.

“Party” has the meaning specified in the introduction.

“Person” means any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, or other legal person or legally constituted entity of any kind.

“Proprietary Information” has the meaning specified in the Confidentiality Agreements set forth in Exhibit E.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***].

[***].

[***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit B

Employment Matters

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit B-1

List of Boeing employees, including Covered Employees

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit B-2

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit C

Subcontractors

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit D

Commercial Agreement

Exhibit D-1

List of Existing Agreements

•	Transition, O&M, Engineering Services and Re-Orbit of the Iridium Communications System (BSC-2000-001), dated May 28, 2010
•	Iridium NEXT Support Services Agreement (IS-10-019), dated May 28, 2010
•	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit D-2

Development Services Agreement

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit E

Nondisclosure Agreements

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit F

Key Terms – Development Services Agreement

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit G

Communications Plan

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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